Exhibit 3.1

            Amendment, Dated June 14, 2000,
                          to
       Bylaws of Frozen Food Express Industries, Inc.

The below indicated sections to Article X of the Bylaws are hereby amended to read as follows:

      Section 2. Number and Qualifications. Effective at the 2001 annual meeting of shareholders, the Board of Directors shall consist of nine (9) persons, which number may be increased or decreased from time to time by amendment to these Bylaws; provided that at no time ever shall the number of Directors be less than three (3), and no decrease shall have the effect of shortening the term of any incumbent Director. Prior to the 2001 annual meeting, the Board of Directors shall consist of a minimum of seven (7) and a maximum of nine (9) persons, which number may be increased or decreased from time to time by amendment to these By-Laws; provided that at no time ever shall the number of Directors be less than three (3), and no decrease shall have the effect of shortening the term of any incumbent Director. Any directorship to be filled by reason of any increase in the number of Directors shall be filled by election at any annual meeting, or at a special meeting of Shareholders called for that purpose. None of the Directors need be Shareholders of the Corporation or residents of the State of Texas.

      Section 3. Election and Term of Office. At each annual meeting of the Shareholders, the Shareholders shall elect Directors to hold office for the terms described herein. At each election, the persons receiving the greatest number of votes shall be the directors. The Directors currently in office shall serve until the 2001 annual meeting of the Shareholders. At the 2001 annual meeting of shareholders, nine Directors will be elected, who will be divided into three classes. There will be three Directors in the first class, who will hold office until the first annual meeting of Shareholders after their election and until their successors are elected and qualified; there will be three Directors in the second class, who will hold office until the second annual meeting of Shareholders after their election and until their successors are elected and qualified; there will be three Directors in the third class, who will hold office until the third annual meeting of Shareholders after their election and until their successors are elected and qualified; at each annual meeting of Shareholders thereafter, Directors will be elected for the class whose term of office expires at that meeting, and they will hold office until the third annual meeting of shareholders after their election and until their successors are elected and qualified. If the number of Directors is increased or decreased, each class shall have as close to the same number of Directors as each other class. At no time shall any class have more than one additional Director than any other class.

      Section 4. Removal. Directors may be removed only for cause at any special or annual meeting of Shareholders, by the affirmative vote of a majority in number of shares of the Shareholders present in person or by proxy at such meeting and entitled to vote for the election of such Director, if notice of intention to act upon such matter shall have been given in the notice calling such meeting.


SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of l934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                               FROZEN FOOD EXPRESS INDUSTRIES, INC.
                              -----------------------------------
                               (Registrant)

June 14, 2000                 By:  /s/ Stoney M. Stubbs, Jr.
                                ---------------------------------
                                   Stoney M. Stubbs, Jr.
                                   President and
                                   Chief Executive Officer

Attest:
/s/ Leonard W. Bartholomew
---------------------------------
Leonard W. Bartholomew, Secretary